UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2018

DOYEN ELEMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55836	47-5326352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1880 Office Club Pointe Suite 1240

Colorado Springs CO 80920

Registrant’s telephone number, including area code (855) 369-3687

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and which describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “expect”, “anticipate”, estimate”, “believe”, “intend” or “project”, or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 8.01 OTHER

On January 26, 2018: Termination of Contract

Based on recent developments within Doyen Elements Inc. and the Cannabis industry, we have determined that in order to maximize shareholder value we are going to more narrowly focus our efforts in the specific areas of hemp related products. Therefore, we will not be moving forward with the acquisition of the following companies owned by Cassaundra McGinnis, Natalie Romolt, Angela Morton, Jeremy Pollock and Kyle Wendland; in various businesses related to the cannabis industry, pursuant to an agreement dated April 20, 2017.

Those companies operate within the overall cannabis space but outside our updated / more focused strategy. We are continuing to review other partners or acquisitions consistent with our objectives.

A list of those companies which were to be acquired based on the April 20, 2017 agreement are:

AvaCass, LLC

AzCo North, LLC

Joncass, LLC

National Development Services, LLC

Colorado Financial &

Development Services, LLC

CoAz North, LLC

CMJD,LLC

CassJo, LLC

CJMColorado2, LLC

EliCass, LLC

D&M Transport, LLC

NGS Consulting, LLC

The Patch I, LLC

Consign Meds, LLC

Hydroponics Depot, LLC

Syntheto LLC

Real Estate:

AvaCass, LLC	1900 South Freeway Drive Pueblo, Colorado.
Joncass, LLC	2103 East Platte A venue Colorado Springs, Colorado
CoAz North, LLC	1015 Hwy 115 Penrose, Colorado
CMJD,LLC	286 S. Purcell Blvd Pueblo, Colorado
CJMColorado2, LLC	318 South 8th Street Colorado Springs, Colorado
EliCass, LLC	386 Purcell Blvd Pueblo, Colorado
CoAz North, LLC,	914 C Street, Penrose, Colorado.
CoAz North, LLC	934 C Street, Penrose, Colorado
AzCo North, LLC,	975 West Filmore, Colorado Springs, Colorado
CassJo, LLC,	6345 East Platte, Colorado Springs, Colorado

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: JANUARY 26, 2018

DOYEN ELEMENTS, INC. [Registrant]

By:	/s/ Cynthia Boerum
Cynthia Boerum, Chairman, Chief Executive Officer and Chief Financial Officer